CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 29, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Trade accounts receivable, allowances (in dollars)	$ 44.8	$ 43.3
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, authorized shares	400,000,000	400,000,000
Common stock, issued shares	124,126,624	124,126,624
Common stock, outstanding shares	99,915,457	106,269,919
Treasury stock, shares	24,211,167	17,841,705